Related Party Transactions	12 Months Ended
Sep. 30, 2018
Related Party Transactions [Abstract]
Related Party Transactions
Note 16.	Related Party Transactions

We sell products to affiliated companies. Net sales to the affiliated companies for the fiscal years ended September 30, 2018, 2017 and 2016 were approximately $418.8 million, $423.6 million and $346.6 million, respectively. Accounts receivable due from the affiliated companies at September 30, 2018 and 2017 was $64.2 million and $65.1 million, respectively, and was included in accounts receivable on our consolidated balance sheets.